Financial Instruments	9 Months Ended
Sep. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

22. FINANCIAL INSTRUMENTS
Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, restricted cash, net investment in finance leases, risk management assets and liabilities, investments in the equity of companies, long-term receivables, accounts payable and accrued liabilities, short-term borrowings, lease liabilities, contingent payments, long-term debt and other liabilities. Risk management assets and liabilities arise from the use of derivative financial instruments.
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, net investment in finance leases and long-term receivables approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term debt was determined based on period-end trading prices of long-term debt on the secondary market (Level 2). As at September 30, 2023, the carrying value of Cenovus’s long-term debt was $7.2 billion and the fair value was $6.2 billion (December 31, 2022, carrying value – $8.7 billion; fair value – $7.8 billion).
The Company classifies certain private equity investments as FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.
The following table provides a reconciliation of changes in the fair value of private equity investments classified as FVOCI:

Total
As at December 31, 2022	55
Acquisition	11
As at September 30, 2023	66
B) Fair Value of Risk Management Assets and Liabilities
The Company’s risk management assets and liabilities consist of crude oil, condensate, natural gas, and refined product futures, as well as renewable power, power and foreign exchange contracts. The Company may also enter into swaps, forwards, and options to manage commodity, foreign exchange and interest rate exposures. The Company’s risk management assets and liabilities are measured as Level 2 or Level 3 prices in the fair value hierarchy. Level 2 prices sourced from observable data or market corroboration refer to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data. Level 3 prices are sourced from partially unobservable data used in internal valuations.
Crude oil, natural gas, condensate, refined product and power contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange rate contracts, interest rate swaps and cross currency interest rate swaps is calculated using external valuation models that incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2).
The fair value of renewable power contracts are calculated using internal valuation models that incorporate broker pricing for relevant markets, some observable market prices and extrapolated market prices with inflation assumptions (Level 3). The fair value of renewable power contracts are calculated by Cenovus’s internal valuation team that consists of individuals who are knowledgeable and have experience in fair value techniques.
Risk management assets and liabilities are carried at fair value on the Consolidated Balance Sheets in accounts receivable and accrued revenues, and accounts payable and accrued liabilities (for short-term positions) and other liabilities and other assets (for long-term positions). Changes in fair value are recorded in the Consolidated Statements of Earnings (Loss) within (gain) loss on risk management.
Summary of Risk Management Positions

	September 30, 2023			December 31, 2022
	Risk Management			Risk Management
As at	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	—	49	(49)	2	40	(38)
Power Swap Contracts	4	2	2	1	7	(6)
Renewable Power Contracts	21	—	21	90	—	90
Foreign Exchange Rate Contracts	—	1	(1)	—	—	—
	25	52	(27)	93	47	46
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

	September 30,	December 31,
As at	2023	2022
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(48)	(44)
Level 3 – Prices Sourced From Partially Unobservable Data	21	90
	(27)	46
The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities:

Total
As at December 31, 2022	46
Change in Fair Value of Contracts in Place, Beginning of Year	1
Change in Fair Value of Contracts Entered Into During the Period	(76)
Fair Value of Contracts Realized During the Period	1
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	1
As at September 30, 2023	(27)
) Earnings Impact of (Gains) Losses From Risk Management Positions

	Three Months Ended		Nine Months Ended
For the periods ended September 30,	2023	2022	2023	2022
Realized (Gain) Loss	—	(10)	1	1,628
Unrealized (Gain) Loss	72	(18)	88	(88)
(Gain) Loss on Risk Management	72	(28)	89	1,540
Realized and unrealized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates.
Fair Value of Contingent Payments
The variable payment (Level 3) associated with the Sunrise Acquisition is carried at fair value in the Consolidated Balance Sheets within contingent payments. Fair value is estimated by calculating the present value of the expected future cash flows using an option pricing model, which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing that was discounted using a credit-adjusted risk-free rate. Fair value of the variable payment was calculated by Cenovus’s internal valuation team, which consists of individuals who are knowledgeable and have experience in fair value techniques. As at September 30, 2023, the fair value of the variable payment was estimated to be $295 million applying a credit-adjusted risk-free rate of 5.4 percent.
As at September 30, 2023, average WCS forward pricing for the remaining term of the variable payment is $89.81 per barrel. The average volatility of WTI options and the Canadian-U.S. foreign exchange rates was 36.6 percent and 5.9 percent, respectively. A sensitivity analysis for the following inputs to the option pricing model was performed, with fluctuations in all other variables held constant, and found to have a nominal impact on earnings before income tax:
•A $10.00 per barrel increase or decrease in WCS forward prices.
•A 10 percent increase or decrease in WTI option volatility.
•A five percent increase or decrease in Canadian to U.S. dollar foreign exchange rate option volatility.